UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2021

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market
(NASDAQ Global Select Market)
Preferred Shares Purchase Rights	N/A	The NASDAQ Stock Market
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2021 Long-Term Incentive Plan

At The ODP Corporation’s (the “Company” or “ODP”) 2021 Annual Meeting of Shareholders held on April 21, 2021 (the “Annual Meeting”), shareholders of the Company approved the Company’s 2021 Long-Term Incentive Plan (the “2021 Plan”), which will replace the Company’s 2019 Long-Term Incentive Plan (the “2019 Plan”) for future grants to certain employees, directors, consultants, advisors and other persons who perform services for the Company and its subsidiaries. The Company’s board of directors unanimously approved the 2021 Plan on March 10, 2021, subject to shareholder approval. The results of the shareholder vote on the 2021 Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

The 2021 Plan, which became effective upon shareholder approval at the Annual Meeting (the “Plan Effective Date”), provides for the grant of performance shares, performance units, restricted stock, restricted stock units (“RSUs”), non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”) and other awards or any combination thereof to eligible participants. ISOs may be granted only to employees of ODP or its subsidiaries. Subject to adjustment, the aggregate number of shares of Company common stock that are available for issuance pursuant to awards granted under the 2021 Plan is three million, four hundred thousand (3,400,000). The share pool will be reduced by one share for every one share subject to an award granted after December 26, 2020, under the 2019 Plan. The shares issued pursuant to awards under the 2021 Plan will be made available from shares currently authorized but unissued or shares currently held (or subsequently acquired) by the Company as treasury shares, including shares purchased on the open market or in private transactions.

The 2021 Plan will be administered by the Compensation & Talent Committee or such other committee consisting of two or more independent members of the Board of Directors as may be appointed by the Board to administer the 2021 Plan (the “Committee”). The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award.

No additional awards shall be granted under the 2019 Plan after the Plan Effective Date, and all remaining shares available for grant under the 2019 Plan were cancelled on the Plan Effective Date. In addition to the 2019 Plan, the Company maintains outstanding awards under The ODP Corporation 2017 Long-Term Incentive Plan (the “2017 Plan”), The ODP Corporation 2015 Long-Term Incentive Plan (the “2015 Plan”) and the 2003 OfficeMax Incentive and Performance Plan (the “2003 OMIPP” and together with the 2019 Plan, the 2017 Plan and the 2015 Plan, the “Prior Plans”). Outstanding awards under the Prior Plans shall continue to be governed by the Prior Plans and the agreements under which they were granted.

This summary of the 2021 Plan is subject to and qualified in its entirety by reference to the full text of the 2021 Plan, which is set forth in Annex 1 to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 12, 2021 and is incorporated herein by reference.

Copies of the form of restricted stock unit award agreement, form of lump sum restricted stock unit award agreement (non-employee directors), form of installment payment restricted stock unit award agreement (non-employee directors), form of FCF performance share award agreement and form of TSR performance share award agreement under the 2021 Plan are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2021, the Company held its Annual Meeting. As of the record date, there were 53,524,445 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.

To elect ten (10) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our shareholders voted to elect all ten members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	37,190,058	7,115,161	10,124	2,276,935
Kristin A. Campbell	36,675,059	7,630,805	9,479	2,276,935
Marcus B. Dunlop	43,833,320	467,257	14,766	2,276,935
Cynthia T. Jamison	34,146,594	10,158,501	10,248	2,276,935
Francesca Ruiz de Luzuriaga	36,623,628	7,682,208	9,507	2,276,935
Shashank Samant	37,173,919	7,130,384	11,040	2,276,935
Wendy L. Schoppert	41,560,185	2,744,805	10,353	2,276,935
Gerry P. Smith	34,925,319	9,380,141	9,883	2,276,935
David M. Szymanski	36,705,630	7,599,298	10,415	2,276,935
Joseph S. Vassalluzzo	37,109,207	7,195,998	10,138	2,276,935

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021. The Company’s shareholders voted to approve this proposal with 45,723,029 votes for and 860,032 votes against. There were 9,217 abstentions and 0 broker non-votes.

3.

To approve The ODP Corporation 2021 Long-Term Incentive Plan. The Company’s shareholders voted to approve this proposal with 38,902,310 votes for and 5,401,651 votes against. There were 11,382 abstentions and 2,276,935 broker non-votes.

4.

To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 33,119,332 votes for and 11,177,191 votes against. There were 18,820 abstentions and 2,276,935 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	The ODP Corporation 2021 Long-Term Incentive Plan (incorporated by reference from Annex 1 of The ODP Corporation’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 12, 2021)

Exhibit 10.2	Form of 2021 Restricted Stock Unit Award Agreement

Exhibit 10.3	Form of 2021 Lump Sum Restricted Stock Unit Award Agreement (Non-Employee Directors)

Exhibit 10.4	Form of 2021 Installment Payment Restricted Stock Unit Award Agreement (Non-Employee Directors)

Exhibit 10.5	Form of 2021 FCF Performance Share Award Agreement

Exhibit 10.6	Form of 2021 TSR Performance Share Award Agreement

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: April 21, 2021	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	EVP, Chief Legal & Administrative Officer